VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


The unaudited consolidated statements of operations are presented as if the Trust acquired Windrush Apartments as of the beginning of each period presented. The unaudited pro forma consolidated statements of operations for Windrush for the nine months ended September 30, 1997 and for the year ended December 31, 1996 include the historical revenues and specific operating expenses of the property for each respective period of time. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition of Windrush Apartments have been made.

The unaudited consolidated statements of operations of the Trust should be read in conjunction with the unaudited pro forma consolidated balance sheet of the Trust included herein, the consolidated financial statements and accompanying notes thereto of the Trust included in its Annual Report on Form 10-K for the year ended December 31, 1996, and the unaudited consolidated financial statements and accompanying notes thereto of the Trust included in its September 30, 1997 Quarterly Report on Form 10-Q.

The unaudited pro forma statements of operations are not necessarily indicative of what the actual results of operations of the Trust would have been assuming the Trust had acquired Windrush as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.


                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)


                                                                                  Pro Forma
                                                                 Historical      Acquisition
                                                                    (A)          Adjustments        Pro Forma
                                                              --------------------------------------------------
REVENUES

     Rental revenues                                              $1,765,491      $1,048,969  (B)    $2,814,460
     Other property revenues                                          64,751          38,818  (B)       103,569
     Interest income                                                   1,903                              1,903
     Other income                                                         -                                -
                                                              --------------------------------------------------
                                                                   1,832,145       1,087,787          2,919,932
                                                              --------------------------------------------------
 EXPENSES

     Property operating and maintenance                              759,954         460,231  (B)     1,220,185
     Depreciation and amortization                                   323,839         132,999  (C)       456,838
     Amortization of deferred financing costs                         27,231                             27,231
     Interest expense                                                600,196         366,729  (D)       966,925
     General and administrative                                      250,540          24,048  (D)       274,588
     Investment advisor's fees                                         -                                      -
                                                              --------------------------------------------------
                                                                   1,961,760         984,007          2,945,767
                                                              --------------------------------------------------

      Income (loss) before loss on real estate investments          (129,615)        103,780            (25,835)
                                                              --------------------------------------------------

LOSS ON REAL ESTATE INVESTMENTS

     Loss on real estate investments                                       -               -                  -
                                                              --------------------------------------------------

     Income (loss) before minority interest                         (129,615)        103,780            (25,835)

     Minority interest                                                                (4,650) (E)        (4,650) (E)
                                                              --------------------------------------------------

     Net income (loss)                                            $ (129,615)     $  108,430         $  (21,185)
                                                              ==================================================

EARNINGS PER SHARE                                                   $ (0.12)                           $ (0.02)
                                                              ===============                    ===============

WEIGHTED AVERAGE SHARES OUTSTANDING                                1,080,516                          1,080,516
                                                              ===============                    ===============

See accompanying notes to financial statements


                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)
                                                                                  Pro Forma
                                                                 Historical      Acquisition
                                                                    (A)          Adjustments        Pro Forma
                                                              --------------------------------------------------
REVENUES

     Rental revenues                                              $1,482,419      $ 1,384,738  (B)  $ 2,867,157
     Other property revenues                                          70,064          45,640  (B)       115,704
     Interest income                                                  92,657                             92,657
     Other income                                                    151,777                            151,777
                                                              --------------------------------------------------
                                                                    1,796,917       1,430,378          3,227,295
                                                              --------------------------------------------------
EXPENSES

     Property operating and maintenance                              586,430         659,507  (B)     1,245,937
     Depreciation and amortization                                   244,110         177,332  (C)       421,442
     Amortization of deferred financing costs                         19,502                             19,502
     Interest expense                                                408,719         493,591  (D)       902,310
     General and administrative                                      987,973          32,713  (D)     1,020,686
     Investment advisor's fees                                       333,461                            333,461
                                                              --------------------------------------------------
                                                                   2,580,195       1,363,143          3,943,338
                                                              --------------------------------------------------
      Income (loss) before loss on real estate investments          (783,278)         67,235           (716,043)
                                                              --------------------------------------------------
 LOSS ON REAL ESTATE INVESTMENTS

     Loss on real estate investments                                 (26,800)              -            (26,800)
                                                              --------------------------------------------------

     Income (loss) before minority interest                         (810,078)         67,235           (742,843)

     Minority interest                                                              (133,712)(E)       (133,712)
                                                              --------------------------------------------------

     Net income (loss)                                            $ (810,078)     $  200,947        $  (609,131)
                                                              ==================================================

EARNINGS PER SHARE                                                   $ (0.75)                           $ (0.56)
                                                              ===============                    ===============

WEIGHTED AVERAGE SHARES OUTSTANDING                                1,080,528                          1,080,528
                                                              ===============                    ===============

See accompanying notes to financial statements


                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES

                       NOTES AND ASSUMPTIONS TO UNAUDITED
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS



(A) Represents the Trust's unaudited consolidated statement of operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1997 and the Trust's consolidated statement of operations contained in its Annual Report on Form 10-K for the year ended December 31, 1996 as applicable.

(B) Represents the pro forma adjustments necessary to reflect the appropriate period of historical rental revenues, other property revenues, and property operating and maintenance expenses for Windrush Apartments for the nine months ended September 30, 1997 and for the year ended December 31, 1996 as applicable.

(C) Represents the pro forma adjustments necessary to reflect the appropriate period of depreciation expense for the nine months ended September 30, 1997 and for the year ended December 31, 1996, based on the costs associated with the acquisition of Windrush Apartments as applicable.

(D) Represents the pro forma adjustments necessary to reflect the appropriate period of interest expense and FHA insurance premium associated with the mortgage which was assumed at closing for the nine months ended September 30 1997, and for the year ended December 31, 1996 as applicable.

(E) Represents the minority Unitholders 18% interest in income before minority interest.

                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)


The unaudited pro forma consolidated balance sheet is presented as if the Trust acquired Windrush Apartments as of September 30, 1997. The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position of the Trust would have been at September 30, 1997, nor does it purport to represent the future financial position of the Trust.

The unaudited consolidated balance sheet should be read in conjunction with the unaudited pro forma consolidated statements of operations of the Trust included herein, the consolidated financial statements and accompanying notes thereto of the Trust included in its Annual Report on Form 10-K for the year ended December 31, 1996, and the unaudited consolidated financial statements and accompanying notes thereto of the Trust included in its September 30, 1997 Quarterly Report on Form 10-Q.


                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                                                                 Pro Forma
                                                                Historical       Acquisition
                                                                    (A)          Adjustments         Pro Forma
                                                          ------------------------------------------------------
ASSETS
                                                          ------------------------------------------------------
Real estate assets:
    Land                                                       $  1,470,500      $ 1,414,000  (B)    $ 2,884,500
    Buildings and improvements                                    9,302,060        5,939,000  (B)     15,241,060
    Furniture, fixtures & equipment                                 808,036          202,000  (B)      1,010,036
Less:  accumulated depreciation                                    (930,713)                            (930,713)
                                                           ------------------------------------------------------

          Net real estate assets                                 10,649,883        7,555,000          18,204,883


Cash and cash equivalents                                           194,971           45,809  (B)        240,780
Cash escrows                                                        256,053          197,818  (B)        453,871
Receivables and other assets                                        106,542                              106,542
Deferred financing costs, less accumulated amortization
    of $46,733 at September 30, 1997                                177,694                              177,694
Deferred leasing costs, less accumulated amortization of
    $35,514 at September 30, 1997                                    32,649                               32,649
                                                           ------------------------------------------------------

Total Assets                                                   $ 11,417,792      $ 7,798,627         $19,216,419
                                                           ======================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage note payable                                          $  7,333,112      $ 6,464,897  (B)    $13,798,009
Line of credit                                                    1,568,104                            1,568,104
Accounts payable and accrued liabilities                            413,724          121,000  (B)        534,724
                                                           ------------------------------------------------------

       Total Liabilities                                          9,314,940        6,585,897          15,900,837
                                                           ------------------------------------------------------

                                                                                   1,212,730  (C)
Minority interests in Operating Partnership                                         (615,925) (D)        596,805
                                                           ------------------------------------------------------

Shareholders' Equity:
    Shares of beneficial interest, without par value,
      unlimited shares authorized, 1,080,512 shares
      issued and outstanding at September 30, 1997               18,731,682          615,925  (D)     19,347,607

    Cumulative earnings                                          37,749,699                           37,749,699

    Cumulative distributions                                    (54,378,529)                         (54,378,529)
                                                           ------------------------------------------------------

       Total Shareholders' Equity                                 2,102,852          615,925           2,718,777
                                                           ------------------------------------------------------

Total Liabilities and Shareholders' Equity                     $ 11,417,792      $ 7,798,627         $19,216,419
                                                           ======================================================

See accompanying notes to financial statements


                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES

           NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA BALANCE SHEET



(A) Represents the Trust's unaudited consolidated balance sheet contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1997.

(B) Represents the aggregate purchase price of Windrush, including the assumption of the mortgage indebtedness and related liabilities and the assumption of the tax, insurance and replacement reserve escrows and security deposit cash account.

(C) Represents the issuance of 242,546 operating partnership units ("Units") in Vinings Investment Properties, L.P. (the "Operating Partnership"), of which 224,330 Units were issued in connection with the acquisition. In addition, 18,216 Units were previously issued to the general partner of Windrush.

(D) Represents adjustments to reflect minority Unitholders 18% interest in the Operating Partnership.